UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2024

RAINMAKER WORLDWIDE INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56311	82-4346844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

271 Brock Street, Peterborough, Ontario Canada	K9H 2P8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 334-3820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Election of Directors; Compensatory Arrangements of Certain Rainmaker Worldwide Inc. Officers.

On September 17, 2024, the Board of Directors (the “Board”) of Rainmaker Worldwide Inc., a Nevada corporation (the “Company”), appointed Michael Skinner to serve on the Company’s Board.

Michael Skinner is a seasoned executive and innovator with deep expertise in fostering entrepreneurial ecosystems and driving sustainable business growth. As the former CEO of Rainmaker Worldwide Inc., he led initiatives to develop cutting-edge water technologies aimed at addressing global water scarcity. Currently, Michael serves as President of Viva Industries Inc. and CEO of Miranda Water Technologies, a joint subsidiary of Rainmaker Worldwide Inc. and Viva Industries Inc., focused on advanced water treatment solutions. Additionally, he holds a position on the Rainmaker Advisory Board. Michael’s career includes his pivotal role as CEO of the Innovation Cluster Peterborough and the Kawarthas, where he helped countless CleanTech and WaterTech startups flourish. He also served as the Chair of the Center of Water and Wastewater Technologies (CAWT), which focuses on innovative research and development in water and wastewater treatment systems, further contributing to his global impact in sustainability and technology.

Michael Skinner’s appointment was made as a joint decision by the current boards of Rainmaker Worldwide Inc. and Viva Industries Inc., based on the rights associated with the Series A Preferred Stock (announced in an 8-K June 1, 2023), which includes the option to appoint directors. Mr. Skinner acknowledges that he will abstain from participating in any decisions that would result in a conflict of interest between his duties as a director of Rainmaker Worldwide Inc. and Viva Industries Inc. Furthermore, it is expressly recognized that Mr. Skinner shall not be classified as an independent director. Additionally, it is confirmed that no familial relationships exist between Mr. Skinner and any director or executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RAINMAKER WORLDWIDE INC.

Dated: September 20, 2024	By:	/s/ Michael O’Connor
	Name:	Michael O’Connor
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer